EXHIBIT 99.1

XSEED PTY. LTD.

INDEX TO THE AUDITED FINANCIAL STATEMENTS

Years Ended December 31, 2018 and 2017

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TOTAL ASIA ASSOCIATES PLT (AF002128 & LLP0016837-LCA) A Firm registered with US PCAOB and Malaysian MIA Block C-3-1, Megan Avenue 1, 189, Off Jalan Tun Razak, 50400, Kuala Lumpur. Tel: (603) 2733 9989

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of XSEED PTY. LTD.

100 Challenger Road, Suite 830

Ridgefield Park, NJ 07660

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of XSEED PTY. LTD. (the ‘Company’) as of December 31, 2018 and 2017, and the related consolidated statements of income, stockholders’ equity, and cash flows for the each of two years in the year ended of December 31, 2018 and 2017, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as at December 31, 2018 and 2017, and the results of its operations and its cash flows for each of two years in the year ended December 31, 2018 and 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statements presentation. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Company’s auditor since 2019.

/s/Total Asia Associates PLT
TOTAL ASIA ASSOCIATES PLT

Kuala Lumpur, Malaysia

August 12, 2019

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XSEED PTY. LTD.

Balance Sheets

December 31, 2018 and 2017

Expressed in United States Dollars

	December 31, 2018	December 31, 2017
ASSETS
Current Assets
Cash and cash equivalents	$19,828	$76,285
Accounts receivables	189,441	298,683
Prepaid and other current assets	8,079	49,474

Total Current Assets	217,348	424,442

Plant and equipment, net	17,301	30,094
Intangible assets, net	-	782

Total Non-Current Assets	17,301	30,876

TOTAL ASSETS	$234,649	$455,318

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities
Accounts payables	$100,803	$54,647
Accrued liabilities and other payable	72,520	99,656
Borrowings	-	103,449
Provision for taxation	8,649	4,315

Total Current Liabilities	181,972	262,067

TOTAL LIABILITIES	181,972	262,067

Stockholders’ Equity
Share capital	8	8
Accumulated other comprehensive (expense)/income	(2,727)	8,776
Accumulated surplus	55,396	184,467
Total Stockholders’ Equity	52,677	193,251

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$234,649	$455,318

The notes are an integral part of these financial statements.

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XSEED PTY. LTD.

Statements of Operations and Other Comprehensive Income (Loss)

For the Years Ended December 31, 2018 and 2017

Expressed in United States Dollars

	For the Year Ended
	December 31,
	2018	2017

Revenue	$1,806,012	$1,693,110
Cost of revenue	(738,132)	(484,771)
Gross profit	1,067,880	1,208,339

Operating expenses
General and administrative	(1,201,500)	(741,537)
Total operating expenses

(Loss) Profit from operations	(133,620)	466,802

Other income
Other income	11,062	3,748
Total other income	11,062	3,748

Finance costs	(605)	(92)

(Loss) Profit before provision for income taxes	(123,163)	470,458
Provision for income taxes	(5,908)	(4,427)
Net (loss) income	$(129,071)	$466,031

Other comprehensive (loss) income	(11,503)	8,776
Comprehensive (Loss) Income	$(140,574)	$474,807

Basic and diluted (loss) income per share of common stock	$(14,057)	$47,481

Weighted average number of shares of common stock outstanding	10	10

The notes are an integral part of these financial statements.

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XSEED PTY. LTD.

Statements of Stockholders’ Equity

For the Years Ended December 31, 2018 and 2017

Expressed in United States Dollars

				Accumulated
	Share Capital			Other	Total
	Number of Shares	Amount	Accumulated Surplus	Comprehensive (Loss) Income	Stockholders’ Equity

Balance - December 31, 2016	10	$8	$(281,564)	$-	$(281,556)
Net income	-	-	466,031	-	466,031
Other comprehensive income	-	-	-	8,776	8,776
Balance - December 31, 2017	10	$8	$184,467	$8,776	$193,251

Net loss	-	-	(129,071)	-	(129,071)
Other comprehensive loss	-	-	-	(11,503)	(11,503)
Balance - December 31, 2018	10	$8	$55,396	$(2,727)	$(52,677)

The notes are an integral part of these financial statements

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XSEED PTY. LTD.

Statements of Cash Flows

For the Years Ended December 31, 2018 and 2017

Expressed in United States Dollars

	For the Year Ended
	December 31,
	2018	2017
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (Loss)/Income	$(123,163)	$470,458
Adjustment to reconcile net loss to net cash used in operating activities:
Depreciation of plant and equipment	10,440	32,703
Amortisation of intangible assets	449	-
Written off :- plant and equipment	-	57,740
- intangible assets	299	-
Operating (loss)/profit before changes in working capital	(111,975)	560,901

Changes in operating assets and liabilities:
Accounts receivable	77,370	(230,710)
Prepaid and other current assets	45,870	(39,808)
Accounts payable	71,945	(44,950)
Accrued liabilities and other payable	(27,136)	45,504

Cash generated from operations	56,074	290,937
Tax paid	(1,575)	(507)
Net Cash Used in Operating Activities	54,499	290,430

CASH FLOWS FROM INVESTING ACTIVITY:
Purchase of plant and equipment	-	(117,864)
Net Cash Provided by (Used in) Investing Activity	-	(117,864)

CASH FLOWS FROM FINANCING ACTIVITY:
Repayment of borrowings	(103,449)	(112,531)
Net Cash Use in Financing Activity	(103,449)	(112,531)

Effect of Exchange Rate Changes on Cash and Cash Equivalents	(7,507)	-

Net (decrease) increase in cash and cash equivalents	(56,457)	60,035
Cash and cash equivalents, beginning of period	76,285	16,250
Cash and cash equivalents, end of year	$19,828	$76,285

Supplemental cash flow information
Cash paid for interest	$-	$-
Cash paid for taxes	$-	$-

The notes are an integral part of these financial statements.

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XSEED PTY. LTD.

Notes to the Financial Statements

December 31, 2018 and 2017

Expressed in United States Dollars

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

XSEED PTY. LTD. (“we,” “us,” “our,” the “Company,” or “XSEED”) is a private limited liability company, incorporated in Australia.

The registered office of business of the Company is located at Level 5, 570 St Kilda Road, Melbourne, Victoria, Australia.

The principal place of business of the Company is located Level 5 570 St Kilda Road MELBOURNE VIC 3004

The principal activities of the Company are engaged in the provision of vocational education training (“VET”) and offers courses that are for the Automotive and Hairdressing industries. Automotive courses are delivered under the registered business name Next Gear while hairdressing training courses are delivered under the registered business name Hair Assembly.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Financial Statements and related disclosures have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”). The Financial Statements have been prepared using the accrual basis of accounting in accordance with Generally Accepted Accounting Principles (“GAAP”) of the United States and presented in United States dollars.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The estimates and judgments will also affect the reported amounts for certain revenues and expenses during the reporting period. Actual results could differ from these good faith estimates and judgments.

Foreign Currency Translation and Re-measurement

The Company translates its foreign operations to U.S. dollar in accordance with ASC 830, “Foreign Currency Matters”.

The Company’s functional currency is Australian Dollar (“AUD”) and reporting currency is the U.S. dollar.

The translate its records into U.S. dollar as follows:

●	Assets and liabilities at the rate of exchange in effect at the balance sheet date
●	Equities at historical rate
●	Revenue and expense items at the average rate of exchange prevailing during the period

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Financial Instruments

The Company’s financial instruments consist primarily of cash and cash equivalents, accounts receivable, prepaid expenses and other current assets, amount due from related parties, accounts payable, accrued liabilities and other payable, deferred revenue and due to related parties. The carrying amounts of such financial instruments approximate their respective estimated fair value due to the short-term maturities and approximate market interest rates of these instruments.

Property and equipment

Fixed assets are recorded at cost. Depreciation is calculated using the straight-line method over the estimated useful lives of the assets. The useful lives are as follows:

Computer and software	3 years
Office equipment	5 years
Resources materials	3 years

Maintenance and repairs are charged to operations as incurred. Expenditures which substantially increase the useful lives of the related assets are capitalized. When properties are disposed of, the related costs and accumulated depreciation are removed from the accounts and any gain or loss is reported in the period the transaction takes place.

Accounting for the impairment of long-lived assets

The long-lived assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of assets may not be recoverable. It is reasonably possible that these assets could become impaired as a result of technology or other industry changes. Determination of recoverability of assets to be held and used is by comparing the carrying amount of an asset to future net undiscounted cash flows to be generated by the assets. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. During the year ended December 31, 2018 and 2017, the Company did not impair any long-lived assets.

Revenue Recognition

Revenues are recognized when control of the promised goods or services are transferred to a customer, in an amount that reflects the consideration that the Company expects to receive in exchange for those goods or services.

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Revenue Recognition (Continued)

The Company applies the following five steps in order to determine the appropriate amount of revenue to be recognized as it fulfills its obligations under each of its agreements:

●	identify the contract with a customer;
●	identify the performance obligations in the contract;
●	determine the transaction price;
●	allocate the transaction price to performance obligations in the contract; and
●	recognize revenue as the performance obligation is satisfied.

The Company records revenue at point in time which is recognized upon goods delivered or services rendered.

Income Taxes and Deferred Taxes

Tax expense in profit or loss comprises current and deferred tax. Current tax and deferred tax are recognized in profit or loss except to the extent that it relates to a business combination or items recognized directly in equity or other comprehensive income.

Deferred tax is recognized using the liability method for all temporary differences between the carrying amounts of assets and liabilities in the statement of financial position and their tax bases. Deferred tax is not recognized for the temporary differences arising from the initial recognition of goodwill, the initial recognition of assets and liabilities in a transaction which is not a business combination and that affects neither accounting nor taxable profit or loss. Deferred tax is measured at the tax rates that are expected to be applied to the temporary differences when they reverse, based on the laws that have been enacted or substantively enacted by the end of the reporting period.

Recent Accounting Pronouncements

Management has considered all recent accounting pronouncements issued. The Company’s management believes that these recent pronouncements will not have a material effect on the Company’s financial statements.

NOTE 3 - GOING CONCERN

The Company’s financial statements are prepared using accounting principles generally accepted in the United States of America applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not yet had sufficient revenues to cover its operating cost and requires additional capital to commence its operating plan. The ability of the Company to continue as a going concern is dependent on the Company obtaining adequate capital to fund operating losses until it becomes profitable. If the Company is unable to obtain adequate capital, it could be forced to cease operations. These factors raise substantial doubt about its ability to continue as a going concern.

In order to continue as a going concern, the Company will need, among other things, additional capital resources. Management’s plan to obtain such resources for the Company include: sales of equity instruments; traditional financing, such as loans; and obtaining capital from management and significant stockholders sufficient to meet its minimal operating expenses. However, management cannot provide any assurance that the Company will be successful in accomplishing any of its plans.

There is no assurance that the Company will be able to obtain sufficient additional funds when needed or that such funds, if available, will be obtainable on terms satisfactory to the Company. In addition, profitability will ultimately depend upon the level of revenues received from business operations. However, there is no assurance that the Company will attain profitability. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

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NOTE 4 - ACCOUNTS RECEIVABLES

The Company has performed an analysis on all of its accounts receivables and determined that all amounts are collectible by the Company. As such, all accounts receivable are reflected as a current asset and no allowance for bad debt has been recorded as of December 31, 2018 and 2017. No bad debts were written off for the year ended December 31, 2018 and 2017. The Company’s accounts receivable consists of only trade receivables from customers which are unrelated to the Company. The accounts receivable is non-interest bearing and is generally on 30 days to 90 days term. As at December 31, 2018 and 2017, the Company had accounts receivable of $189,441 and $298,683, respectively.

NOTE 5 - PREPAID AND OTHER CURRENT ASSETS

Prepaid expense and other current assets at December 31, 2018 and 2017 consist of the following:

	December 31, 2018	December 31, 2017

Other receivables and deposits	$8,079	$49,475

NOTE 6 - PLANT AND EQUIPMENT

Plant and equipment at December 31, 2018 and 2017 consist of the following:

	December 31, 2018	December 31, 2017
Cost:
Computer and software	$6,848	$7,596
Office equipment	1,168	1,295
Resources materials	24,482	27,154

Less: accumulated depreciation	(15,197)	(5,951)
Plant and equipment, net	$17,301	$30,094

During the year ended December 31, 2018 and 2017, the Company recorded depreciation of $10,440 and $32,703, respectively.

During the year ended December 31, 2018 and 2017, the Company written off its plant and equipment amounting to $ Nil and $57,740, respectively.

During the year ended December 31, 2018 and 2017, the Company acquired assets of $ Nil and $117,864, respectively.

NOTE 7 – INTANGIBLE ASSETS

Intangible assets representing formation expense owned by the Company which amounting to Nil (2017: $782).

During the year ended December 31, 2018 and 2017, the Company amortized its intangible assets amounting to $ 449 and $ Nil, respectively and recorded a written off of $299 and $ Nil, respectively.

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NOTE 8 – ACCOUNTS PAYABLE

Accounts payable at December 31, 2018 and 2017 were $100,803 and $54,647, respectively, and consisted of trade accounts payable. Accounts payable are amounts billed to the Company by suppliers for goods and services in the ordinary course of business. All amounts have short-term repayment terms and vary by supplier.

NOTE 9 - ACCRUED LIABILITIES AND OTHER PAYABLES

Accrued liabilities and other payables at December 31, 2018 and 2017 consist of the following:

	December 31, 2018	December 31, 2017
Other payables and accrued expenses	$72,520	$99,656

NOTE 10 - BORROWINGS

Borrowings represents advances from shareholders amounted to $103,449 as at December 31, 2017 and was fully settled during the financial year 2018.

NOTE 11 - STOCKHOLDERS’ EQUITY

The capitalization of the Company consists of the following classes of capital stock as of December 31, 2018:

Ordinary shares

The Company has authorized share capital of AUD 10. The Holders of ordinary shares are entitled to receive dividends as declared from time to time, and are entitled to one vote per share at meetings of the Company.

During the year ended December 31, 2018, there were no share issuances. As at December 31, 2018 and 2017, the Company had 10 common shares issued and outstanding.

The Company has no stock option plan, warrants or other dilutive securities.

NOTE 12 – INCOME TAXES

The Company provides for income taxes under ASC 740, “Income Taxes. ASC 740 requires the use of an asset and liability approach in accounting for income taxes. Deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax basis of assets and liabilities and the tax rates in effect when these differences are expected to reverse. It also requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

The Company is operating in Australia and is subject to the Australian Profits Tax at a standard income tax rate of 30% on the assessable income arising in Australia during its tax year if assessment.

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NOTE 13 - SUBSEQUENT EVENTS

Management has evaluated subsequent events through August 11, 2019 these financial statements were available to be issued. Based on our evaluation no material events have occurred that require disclosure except for the followings:

1.	On June 10, 2019, pursuant to a Share Sale Agreement (“Agreement”) dated June 8, 2019, Anvia Holdings, Inc. (the “Company”), through its wholly-owned subsidiary, Anvia (Australia) Pty Ltd., agreed to acquire all of the issued and outstanding shares of VocTrain Pty Ltd (“Voctrain”), an Australian registered training organization on or before June 30, 2019, the Completion Date. Under the Agreement the Company will acquire 100% of Voctrian from its two shareholders in exchange for USD$196,000 in cash and the balance of approximately USD$364,000, in common stock of the Company valued at the average closing price of the Company’s common stock on the OTCQB for the 30 days up to the Completion Date. Voctrain operates in Australia under the trade name Quality Automotive Training and offers a wide array of accredited automotive programs to help meet needs of employers and apprentices/trainees in the automotive retail, service and repair industry.

2.	On May 14, 2019, the Company, through its wholly-owned subsidiary, Anvia (Australia) Pty Ltd., executed a definitive Share Sale Agreement (the “Agreement”) to acquire all of the issued and outstanding shares of Host Group of Companies Pty Ltd (Host Networks), an Australian data centre and hosting service based in Brisbane, Australia Under the Agreement the Company will acquire 100% of Host Networks from its four shareholders in exchange for $552,000 in cash and 665,066 shares of the Company’s common stock valued, for purposes of the Agreement, at $3.75 per share.

3.	On June 12, 2019, pursuant to a Share Sale Agreement (“Agreement”) dated June 7, 2019, Anvia Holdings, Inc. (the “Company”), through its wholly-owned subsidiary, Anvia (Australia) Pty Ltd., acquire 95% of the issued and outstanding shares of Myplanner Professional Services Pty Ltd (“Myplanner”), an Australian corporation and 100% of My Managed Portfolio Pty Ltd (“MMP”), based in Queensland, Australia. Under the Agreement the Company acquired both Myplanner and MMP for a combined purchase price of USD$3,036,168, of which USD$1,039,628 was paid in cash at the closing and $1,086,914 will be paid within 30 days of the closing, and USD$910,866 will be paid in the common stock of the Company valued at the mean average price per share for the 30 days prior to the closing of the OTCQB on June 10, 2019. Myplanner is the 28th largest Australian financial services licensee and MMP is an investment managed discretionary account service company.

4.	On June 14, 2019, pursuant to a Share Sale Agreement (“Agreement”) dated June 14, 2019, Anvia Holdings, Inc. (the “Company”), through its wholly-owned subsidiary, Anvia (Australia) Pty Ltd., acquire 60% of the issued and outstanding shares of Acquire Insurance Brokers Pty Ltd (“AIB”), an Australian corporation. Under the Agreement, the 60% stakes were transacted at a purchase price of USD$680,000, of which USD$75,000 was paid in cash at the closing and USD$605,000 will be paid in the common stock of the Company valued at the mean average price per share for the 30 days prior to the closing of the OTCQB on June 14, 2019. Acquire Insurance Group is a general insurance brokerage based on the Gold Coast. Acquire was established in May 2015 as a specialty broker offering trade credit solutions to businesses trading on credit terms. It quickly expanded to offer all lines of general insurance with a focus on SME, Mid-Market and Corporate accounts.

5.	On June 26, 2019, the Company, through its wholly-owned subsidiary, Anvia (Australia) Pty Ltd., executed a definitive Share Sale Agreement (the “Agreement”) to acquire 51% of the issued and outstanding shares of Accounting Business Solutions (ABS), an Australian Corporation. Under the Agreement the Company will acquire 51% stakes valued at $106,641 in exchange for 39,063 shares of the Company’s common stock valued, for purposes of the Agreement, at $2.73 per share. Accounting Business Solutions Pty Ltd is an Australian company incorporated under the Australian Securities & Investment Commission. It is based in the City of Gold Coast, Queensland and provides booking, accounting and tax services for small to medium companies across Australia.

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